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                                                                    EXHIBIT 10.5

                       SECOND AMENDMENT TO LOAN AGREEMENT

         This Second Amendment to Loan Agreement is made as of October 1, 2002, by and between DIVERSICARE ASSISTED LIVING SERVICES NC I, LLC, a Delaware limited liability company (together with its successors and assigns, the "Borrower"), and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation (together with its successors and assigns, the "Lender").

                                    RECITALS:

         A. Borrower and the Lender entered that certain Loan Agreement dated June 4, 1999, as amended by that certain First Amendment to Loan Agreement dated as of July 1, 2002 (the "Agreement"). Unless otherwise defined in this Second Amendment, capitalized terms shall have the meaning given to them in the Agreement.

         B. The Borrower and the Lender desire to amend the Agreement and have agreed to execute this Second Amendment to evidence such modification.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above Recitals, the Borrower and the Lender hereby amend the Agreement as follows:

         Paragraph 1.1, "Maturity Date" is hereby amended by changing the date "September 28, 2002" to "December 1, 2002".

         Except as expressly amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

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         IN WITNESS WHEREOF, the Borrower and the Lender have caused this Second
Amendment to be properly executed by their respective duly authorized officers as of the date first above written.

                                     DIVERSICARE ASSISTED LIVING SERVICES
                                     NC I, LLC, a Delaware limited liability
                                     company

                                     By:  Diversicare Assisted Living Services
                                     NC, LLC
                                     Its: Sole Member

                                           By: /S/ William R. Council, III
                                              ----------------------------------
                                           Name: William R. Council, III
                                           Title: Executive Vice President and
                                           Chief Financial Officer

                                     GMAC COMMERCIAL MORTGAGE
                                     CORPORATION

                                     By: /S/ Laura McDonald
                                        ----------------------------------------
                                     Its:
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